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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated July 28, 1999 for BigStar Entertainment, Inc. included in or made a part of this Amendment No. 4 to the Registration Statement File No. 333-77963 on Form S-1.




                                                             ARTHUR ANDERSEN LLP


New York, New York

August 2, 1999